UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2024

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock	LBRDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Liberty Broadband Corporation (“Liberty Broadband”) hereby files this Current Report on Form 8-K/A to amend the original Form 8-K filed with the Securities and Exchange Commission on November 13, 2024 for the sole purpose of updating the Item 3.02 disclosure to address recent events.

Item 3.02. Unregistered Sale of Equity Securities.

As previously disclosed, on November 12, 2024, Liberty Broadband entered into an Exchange Side Letter Agreement (the “Exchange Side Letter”) with its Chairman of the Board, John C. Malone, and certain trusts affiliated with Mr. Malone (collectively, the “JCM Exchange Holders”), whereby, among other things, the JCM Exchange Holders agreed to an arrangement under which Liberty Broadband would have the right, in connection with the Spin-Off (as defined below), to exchange certain shares of Liberty Broadband Series B Common Stock, par value $0.01 per share (“LBRDB”), held by such JCM Exchange Holders for shares of Liberty Broadband Series C Common Stock, par value $0.01 per share (“LBRDK”), on a one-for-one basis to avoid the application of certain related party rules that otherwise could limit the availability of certain tax benefits to GCI Liberty, Inc. (“GCI Liberty”).

On July 14, 2025 at 4:30 p.m., New York City time, Liberty Broadband completed its previously announced spin-off (the “Spin-Off”) of its former wholly-owned subsidiary GCI Liberty. Pursuant to and in accordance with the Exchange Side Letter, concurrent with the Spin-Off, the JCM Exchange Holders exchanged 1,617,040 shares of LBRDB for 1,617,040 shares of LBRDK (the “Exchange”). Such shares of LBRDK issued in the Exchange have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2025

LIBERTY BROADBAND CORPORATION

By:	/s/ Brittany A. Uthoff
Name: Brittany A. Uthoff
Title: Vice President